UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):

February 13, 2013
(Exact name of registrant as specified in its charter)

Delaware	001-33829	98-0517725
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
5301 Legacy Drive, Plano, Texas 75024

(Address of principal executive offices, including zip code)
(972) 673-7000

(Registrant’s telephone number including area code)
Not Applicable

(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-14(c))

Item 2.02 Results of Operations and Financial Condition.
On February 13, 2013, Dr Pepper Snapple Group, Inc. (the "Company") issued a press release announcing its financial results for the fourth quarter and for its full fiscal year ended December 31, 2012. A copy of such press release is attached as Exhibit 99.1 and will be published on the Company’s web site at http://www.drpeppersnapple.com. The press release includes certain non-generally accepted accounting principles ("non-GAAP") financial measures. Reconciliations to the most directly comparable generally accepted accounting principles ("GAAP") financial measures are included in the press release.
On February 13, 2013, the Company will hold a telephone conference and webcast to discuss the Company’s financial results for the fourth quarter and for its full fiscal year ended December 31, 2012. During this conference, the Company will present certain non-GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and supplementary information related to these reconciliations will be posted to the Company’s website at http://www.drpeppersnapple.com prior to the start of the call.
Item 8.01 Other Events.
On February 13, 2013, the Company issued a press release announcing that its Board of Directors declared a dividend of $0.38 per share on the Company's common stock - a 12% increase in the dividend rate. The dividend is payable in U.S. dollars on April 5, 2013, to stockholders of record on March 15, 2013.
A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

EXHIBIT
NUMBER	DESCRIPTION

99.1	Dr Pepper Snapple Group, Inc. Press Release dated February 13, 2013 — ''Dr Pepper Snapple Group Reports Fourth Quarter and Full Year 2012 Results and Raises Quarterly Dividend''.
Pursuant to the rules and regulations of the Securities and Exchange Commission, the information in this Current Report on Form 8-K, including the press release attached as Exhibit 99.1, is deemed to be furnished and shall not be deemed to be "filed" under the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DR PEPPER SNAPPLE GROUP, INC.
Date: February 13, 2013
	By:	/s/ James L. Baldwin
		Name:	James L. Baldwin
		Title:	Executive Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Dr Pepper Snapple Group, Inc. Press Release dated February 13, 2013 — ''Dr Pepper Snapple Group Reports Fourth Quarter and Full Year 2012 Results and Raises Quarterly Dividend''.